UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2011
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-33706 (Commission File Number)	98-0399476 (IRS Employer Identification No.)

320-1111 West Hastings Street Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Uranium Energy Corp. (the "Company") is filing this Current Report on Form 8-K/A (Amendment No. 1) (the "Form 8-K/A") in order to amend its previously filed Current Report on Form 8-K (the "Original 8-K"), filed with the Securities and Exchange Commission on July 20, 2011.  This Form 8-K/A is being filed (i) to disclose the non-binding advisory vote results on the approval of executive compensation and the frequency of advisory votes on executive compensation that were inadvertently omitted from the Original 8-K, and (ii) to disclose the Company's decision as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.     Submission of Matters to a Vote of Security Holders

Results of the Annual General Meeting

An Annual General Meeting of Shareholders ("AGM") of the Company was held on July 19, 2011 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 47,773,865 shares (66.04% of the 72,334,698 issued and outstanding shares of the Company's common stock entitled to vote as of May 24, 2011, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM.

Agenda Item 1. To elect seven (7) directors:

Nominee	For		Withheld
Amir Adnani	20,755,844	74.16%	7,231,473	25.84%
Alan P. Lindsay	19,871,851	71.00%	8,115,466	29.00%
Harry L. Anthony	20,110,132	71.85%	7,877,185	28.15%
Erik Essiger	18,212,652	65.07%	9,774,665	34.93%
Ivan Obolensky	27,437,020	98.03%	550,297	1.97%
Vincent Della Volpe	27,463,166	98.13%	524,151	1.87%
David Kong	20,149,432	71.99%	7,837,885	28.01%

There were 19,786,548 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary "uninstructed" votes in any election of directors.

Agenda Item 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2011. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
47,066,491	98.51%	623,259	1.30%	84,115	0.17%

There were no broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Agenda Item 3. Advisory (non-binding) vote on the approval of executive compensation. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
19,576,013	69.94%	8,242,183	29.44%	169,121	0.60%

There were 19,786,548 broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Agenda Item 4. Advisory (non-binding) vote on the frequency of advisory votes on executive compensation. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

1 Year		2 Years		3 Years		Abstain
26,484,022	94.62%	222,741	0.79%	1,149,618	4.10%	130,936	0.46%

There were no broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Company Determination as to the Frequency of Shareholder Vote on Compensation of Directors

In light of the results of the advisory vote on the frequency of advisory votes on executive compensation as disclosed above, the Company has determined that it will include a shareholder advisory vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

The Company's Board of Directors convened a meeting immediately following the AGM and reappointed the following executive officers:

Alan P. Lindsay       Chairman of the Company's Board of Directors;

Amir Adnani            President and Chief Executive Officer;

Harry Anthony        Chief Operating Officer; and

Mark Katsumata      Secretary, Treasurer and Chief Financial Officer;

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated July 20, 2011(1)

(1)      Filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 20, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: September 20, 2011.	By: /s/ Mark Katsumata Mark Katsumata Chief Financial Officer

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